UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025 (September 24, 2025)

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2025, Mid Penn Bancorp, Inc., a Pennsylvania corporation (“Mid Penn”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 1st Colonial Bancorp, Inc., a Pennsylvania corporation (“1st Colonial”). The Merger Agreement provides that, upon the terms and conditions set forth therein, 1st Colonial will merge with and into Mid Penn (the “Merger”), with Mid Penn continuing as the surviving corporation in the Merger. Promptly following the Merger, 1st Colonial Community Bank, a New Jersey-chartered bank and wholly owned subsidiary of 1st Colonial, will merge with and into Mid Penn Bank, a Pennsylvania banking institution and wholly owned subsidiary of Mid Penn (the “Bank Merger”), with Mid Penn Bank continuing as the surviving bank in the Bank Merger. The boards of directors of each of Mid Penn and 1st Colonial have unanimously approved the Merger Agreement.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0 per share, of 1st Colonial (“1st Colonial Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by 1st Colonial, will be converted into the right to receive, at the election of the holder of such shares of 1st Colonial Common Stock and subject to adjustment and proration as described in the Merger Agreement, either (a) 0.6945 of a share of common stock, par value $1.00 per share, of Mid Penn (“Mid Penn Common Stock”) and cash in lieu of fractional shares or (b) $18.50 per share of 1st Colonial Common Stock (the “Cash Consideration”). The shareholder election will be subject to a proration mechanism, such that 60% of 1st Colonial Common Stock will be converted into Mid Penn Common Stock while the remaining 40% of 1st Colonial Common Stock will be exchanged for the Cash Consideration.

Treatment of 1st Colonial Equity Awards

Pursuant to the Merger Agreement, at the Effective Time, each option granted by 1st Colonial to purchase shares of 1st Colonial Common Stock (“1st Colonial Option”), whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time will be cancelled and converted into the right to receive a single lump sum cash payment by Mid Penn, equal to the product of (i) the number of shares of 1st Colonial Common Stock subject to such 1st Colonial Option immediately prior to the Effective Time, and (ii) the excess, if any, of (A) $18.50 over (B) the exercise price per share of such 1st Colonial Option, less any applicable withholding taxes and less applicable payroll deductions; provided, however, that if the exercise price per share of any such 1st Colonial Option is equal to or greater than $18.50, such 1st Colonial Option will be cancelled at the Effective Time without any cash payment being made in respect thereof.

The Merger Agreement also provides that 1st Colonial will take all actions necessary, such that (i) within five days prior to the closing of the Merger (the “Closing Date”), (a) any vesting restrictions on each then outstanding restricted stock unit granted by 1st Colonial (“1st Colonial RSU”) under 1st Colonial’s equity compensation plans will automatically lapse, (b) each then outstanding 1st Colonial RSU will be cancelled at the time of acceleration and settled (with one share of 1st Colonial Common Stock being issued in settlement of each 1st Colonial RSU then being settled), provided, that the number of shares of 1st Colonial Common Stock issued in settlement of any 1st Colonial RSU will be net of any applicable tax withholding obligations in accordance with applicable law and (c) all accrued but unpaid dividend equivalents on the 1st Colonial RSUs settled pursuant to the preceding clause (b) have been paid to the holder of such 1st Colonial RSU (less all applicable withholding taxes and payroll deductions) and (ii) on the Closing Date, no 1st Colonial RSUs will be outstanding.

Appointment of Director

At the effective time of the Merger, Mid Penn shall appoint one (1) current member of the board of directors of 1st Colonial, who shall be nominated prior to the Effective Time by the board of directors of 1st Colonial after consultation with Mid Penn, as a director of Mid Penn.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both Mid Penn and 1st Colonial with respect to its and its respective subsidiaries’ businesses. Each party has also agreed to customary covenants, including in the case of 1st Colonial, covenants relating to: (i) the conduct of 1st Colonial’s business during the interim period between the execution of the Merger Agreement and the Effective Time; (ii) the obligation of 1st Colonial to call a meeting of its shareholders to approve the Merger Agreement by the requisite vote of its shareholders (“1st Colonial Shareholder Approval”) and, subject to certain customary exceptions, the obligation of the board of directors of 1st Colonial to recommend that its shareholders approve the Merger Agreement and the transactions contemplated thereby; and (iii) the customary non-solicitation obligations of 1st Colonial relating to alternative acquisition proposals. Mid Penn and 1st Colonial have also agreed to use commercially reasonable efforts to obtain as promptly as practicable all permits, consents, waivers, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement.

Conditions to the Merger

The completion of the Merger is subject to the satisfaction or waiver of customary conditions, including: (i) the receipt of 1st Colonial Shareholder Approval; (ii) the filing of a notification of listing of the shares of Mid Penn Common Stock to be issued in the Merger with Nasdaq and non-objection by Nasdaq to such listing; (iii) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Pennsylvania Department of Banking and Securities and the New Jersey Department of Banking and Insurance without the imposition of any condition or requirement, excluding standard conditions that are normally imposed by the regulatory authorities in bank merger transactions, that would, in the good faith reasonable judgment of the board of directors of either Mid Penn or 1st Colonial, materially and adversely affect the business, operations, financial condition, property or assets of the combined enterprise or materially impair the value of 1st Colonial to Mid Penn or the value of Mid Penn to 1st Colonial; (iv) the effectiveness of the registration statement on Form S-4 relating to the shares of Mid Penn Common Stock to be issued in the Merger and no stop order, or related proceedings, suspending the effectiveness of the Form S-4 will have been initiated or threatened; and (v) the absence of any order, injunction or decree prohibiting or making illegal the consummation of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement, (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended and (4) the absence of a material adverse effect with respect to the other party since the execution of the Merger Agreement. Mid Penn’s obligation to complete the Merger is also subject to the condition that holders of not more than five percent (5%) of the outstanding shares of 1st Colonial Common Stock have properly exercised their dissenters’ rights under Pennsylvania law.

Termination; Termination Fee

The Merger Agreement provides certain termination rights for both Mid Penn and 1st Colonial and further provides that a termination fee of $4,040,000 will be payable by 1st Colonial in the event that the Merger Agreement is terminated under certain circumstances.

Additional Information

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Mid Penn or 1st Colonial, their respective affiliates, or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Mid Penn and 1st Colonial, their respective affiliates, and their respective businesses and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of 1st Colonial and prospectus of Mid Penn that will be filed with the Securities and Exchange Commission (“SEC”) as well as the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings Mid Penn makes with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Affiliate Letters

As an inducement for Mid Penn to enter into the Merger Agreement, each of the directors and executive officers of 1st Colonial have entered into affiliate letters with Mid Penn (the “Affiliate Letters”), pursuant to which each such shareholder has agreed, among other things, to vote his or her shares of 1st Colonial Common Stock in favor of the approval of the Merger Agreement. Subject to certain exceptions, each such shareholder has also agreed not to transfer such shares of 1st Colonial Common Stock. The Affiliate Letters automatically terminate upon the earlier of the termination of the Merger Agreement or the date of the meeting of the shareholders of 1st Colonial (including any adjournment or postponement thereof). The Affiliate Letters are each substantially in the form included as Exhibit A to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Item 8.01	Other Events.

On September 25, 2025, Mid Penn announced that it had entered into an Agreement and Plan of Reorganization (the “Acquisition Agreement”) with Cumberland Advisors, Inc. (“Cumberland Advisors”), a registered investment advisory firm headquartered in Sarasota, Florida with approximately $3.3 billion in assets under management. In accordance with the Acquisition Agreement, Mid Penn will acquire Cumberland via the merger of Cumberland with and into a newly formed acquisition subsidiary of Mid Penn (the “Acquisition Subsidiary”), with the Acquisition Subsidiary being the surviving entity in the transaction, for a purchase price at closing of $5,500,000 (the “Acquisition”).

Under the terms of the Acquisition Agreement, shareholders of Cumberland Advisors will have the right to elect to receive, subject to adjustment and proration as described in the Acquisition Agreement, either (A) 17.79 shares of Mid Penn Common Stock or (B) $539.22 for each share of Cumberland Advisors common stock they own; provided that seventy percent (70%) of the consideration at closing shall be payable in Mid Penn Common Stock. The Acquisition Agreement provides for the potential cash payment by Mid Penn of up to an additional $1,000,000 to former Cumberland Advisor shareholders pursuant to an earn-out provision, as well as the issuance of approximately 200,000 stock appreciate rights (“SARs”) having a maximum (capped) aggregate value of $1,200,000, to be exercisable between the first and third anniversary of the closing date of the transaction. The SARs will be settled in cash. The shares of Mid Penn Common Stock and SARs are to be issued in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) of Regulation D promulgated by the SEC thereunder, as a transaction by an issuer not involving a public offering. The shareholders of Cumberland Advisors will acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the securities issued in the transaction. It is expected that the Acquisition will be completed in the fourth quarter of 2025.

A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. Mid Penn also intends to provide supplemental information regarding the Acquisition in connection with presentations to analysts and investors. The slides that will be made available in connection with the presentations are attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of September 24, 2025, by and between Mid Penn Bancorp, Inc. and 1st Colonial Bancorp, Inc.*

99.1	Press Release, dated September 25, 2025.

99.2	Investor Presentation, dated September 25, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Mid Penn and 1st Colonial (the “Transaction”), the plans, objectives, expectations and intentions of Mid Penn and 1st Colonial, the expected timing of completion of the Transaction, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Factors relating to the Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this communication the occurrence of any event, change or other circumstances that could give rise to the right of Mid Penn or 1st Colonial to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against Mid Penn or 1st Colonial; the possibility that revenue or expense synergies or the other expected benefits of the Transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Mid Penn and 1st Colonial do business, or other unexpected factors or events; the possibility that the Transaction may not be completed when expected or at all because required regulatory, shareholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Mid Penn or 1st Colonial or the expected benefits of the Transaction); the risk that Mid Penn is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the Transaction; the dilution caused by Mid Penn’s issuance of common stock in connection with the Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Transaction; and other factors that may affect the future results of Mid Penn and 1st Colonial, including continued pressures and uncertainties within the banking industry and Mid Penn’s and 1st Colonial’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Mid Penn or 1st Colonial operate, and legislative, regulatory, and fiscal policy changes and related compliance costs.

These factors are not necessarily all of the factors that could cause Mid Penn’s or 1st Colonial’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Mid Penn’s or 1st Colonial’s results.

Further information regarding Mid Penn and factors that could affect the forward-looking statements contained herein can be found in Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and under the Investors link on Mid Penn’s website at www.midpennbank.com, and in other documents Mid Penn files with the SEC. Information on these websites is not part of this document.

All forward-looking statements attributable to Mid Penn or 1st Colonial, or persons acting on Mid Penn’s or 1st Colonial’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Mid Penn and 1st Colonial do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Mid Penn or 1st Colonial update one or more forward-looking statements, no inference should be drawn that Mid Penn or 1st Colonial will make additional updates with respect to those or other forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, Mid Penn will file with the SEC a Registration Statement on Form S-4 to register the shares of Mid Penn common stock to be issued in connection with the Transaction that will include a proxy statement of 1st Colonial and a prospectus of Mid Penn (the “proxy statement/prospectus”), as well as other relevant documents concerning the Transaction. The definitive proxy statement/prospectus will be sent to the shareholders of 1st Colonial seeking their approval of the Transaction and other related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF 1ST COLONIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC BY MID PENN IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about the Transaction, Mid Penn and 1st Colonial, without charge, at the SEC’s website, http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania, 17110, attention: Investor Relations (telephone (717) 914-6577), or to 1st Colonial’s Investor Relations via email at IR@1stcolonial.com or by telephone to Mary Kay Shea, EVP and Chief Financial Officer at (856) 885-2391.

PARTICIPANTS IN THE SOLICITATION

Mid Penn, 1st Colonial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of 1st Colonial in connection with the Transaction under the rules of the SEC. Information regarding Mid Penn’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Related Stockholder Matters” in Mid Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 13, 2025 (available here); in the sections entitled “Information Regarding Director Nominees and Continuing Directors,” “Beneficial Ownership of Mid Penn Bancorp, Inc.’s Stock Held By Principal Shareholders and Management,” “Governance of the Corporation” “Compensation Discussion and Analysis” and “Executive Compensation,” in Mid Penn’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2025 (available here); and other documents filed by Mid Penn with the SEC. To the extent holdings of Mid Penn common stock by the directors and executive officers of Mid Penn have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi President and Chief Executive Officer

Date: September 25, 2025